UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

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Nevada Gold & Casinos, INC.
(Exact name of registrant as specified in its charter)
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Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

711 Powell Ave. SW, Suite 100 Renton, WA	98057
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.12 par value	UWN	New York Stock Exchange Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2019, Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), received a letter from NYSE American LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Section 704 of the NYSE American Company Guide (the “Company Guide”) due to the Company’s failure to hold an annual meeting during the fiscal year ended April 30, 2018 (the “Exchange Letter”).

On May 7, 2019, the Company issued a press release announcing receipt of the Exchange Letter as required by Section 402 of the Company Guide. A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2019

NEVADA GOLD & CASINOS, INC.

By:	/s/Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated May 7, 2019

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